UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021 (August 13, 2021)

YUNHONG INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39226	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 – 19/F, 126 Zhong Bei, Wuchang District, Wuhan, China People’s Republic of China	430061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +86 131 4555 5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Warrant and one Right	ZGYHU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	ZGYH	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	ZGYHW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Class A Ordinary Share	ZGYHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Unsecured Promissory Note

On August 13, 2021, Yunhong International, a Cayman Islands exempted company (the “Company”), issued an unsecured promissory note (the “Note”) in the principal amount of $690,000 to Giga Carbon Neutrality Inc. (f/k/a Giga Energy Inc.), a corporation formed under the laws of the Province of British Columbia, Canada (“GCN”). The Note bears no interest.

The principal balance of the Note shall be due and payable in accordance with its terms on or before November 18, 2021 (subject to the waiver against trust limitations).

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Note.

In connection with the issuances of the Note, GCN deposited an aggregate of $690,000, or $0.10 per public share, representing the proceeds of the Note into the Company’s trust account (the “Trust Account”), on August 13, 2021. As a result, the period of time the Company has to consummate an initial business combination has been extended by three months to November 18, 2021, as described in the prospectus filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 14, 2020 in connection with the Company’s initial public offering.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01	Other Events

A copy of the press release announcing the extension of the period of time the Company has to consummate an initial business combination is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Promissory Note
99.1	Press Release dated as of August 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2021

YUNHONG INTERNATIONAL

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer